Exhibit 10.4


                               SECURITY AGREEMENT

                          Dated as of October ___, 2006

                                     made by

                          GILBERT HEINTZ & RANDOLPH LLP

                                   as Grantor

                                   in favor of

                              CONGOLEUM CORPORATION

                                as Secured Party
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                                TABLE OF CONTENTS

                                                                            Page
                                                                            ----

SECTION 1. DEFINED TERMS.......................................................1
         1.1      Definitions..................................................1
         1.2      Other Definitional Provisions................................6

SECTION 2. GRANT OF SECURITY INTEREST AND LIEN.................................7
         2.1      Grant........................................................7
         2.2      Transfer of Collateral.......................................7

SECTION 3. REPRESENTATIONS AND WARRANTIES......................................7
         3.1      Representations in Note Agreement............................7
         3.2      Title; No Other Liens........................................7
         3.3      Perfected First Priority Liens...............................7
         3.4      Jurisdiction of Organization; Chief Executive Office.........8
         3.5      Inventory and Equipment......................................8
         3.6      Farm Products................................................8
         3.7      Investment Property..........................................8
         3.8      Receivables..................................................9
         3.9      Intellectual Property........................................9
         3.10     Deposit Accounts. Schedule 3.10 sets forth all Deposit
                     Accounts of the Grantor...................................9
         3.11     Commercial Tort Claims. Schedule 3.11 sets forth all
                     Commercial Tort Claims held by the Grantor................9

SECTION 4. COVENANTS...........................................................9
         4.1      Generally....................................................9
         4.2      Delivery of Instruments, Certificated Securities
                     and Chattel Paper........................................10
         4.3      Payment of Obligations......................................10
         4.4      Maintenance of Perfected Security Interest and Lien;
                     Further Documentation....................................10
         4.5      Changes in Name, Location, etc..............................11
         4.6      Notices.....................................................11
         4.7      Investment Property.........................................11
         4.8      Receivables.................................................13
         4.9      Vehicles....................................................13
         4.10     Commercial Tort Claims......................................13
         4.11     Deposit Accounts............................................13

SECTION 5. REMEDIAL PROVISIONS................................................13
         5.1      Certain Matters Relating to Receivables.....................13
         5.2      Communications with Obligors; Grantor Remains Liable........14
         5.3      Pledged Capital Stock.......................................15
         5.4      Proceeds to be Turned Over To Secured Party.................16
         5.5      Application of Proceeds.....................................16
         5.6      Code and Other Remedies.....................................16
         5.7      Deficiency..................................................18


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         5.8      Non-Judicial Enforcement....................................18

SECTION 6. SECURED PARTY......................................................18
         6.1      Secured Party's Appointment as Attorney-in-Fact, etc........18
         6.2      Duty of Secured Party.......................................20
         6.3      Execution of Financing Statements...........................20

SECTION 7. MISCELLANEOUS......................................................20
         7.1      Amendments in Writing.......................................20
         7.2      Notices.....................................................21
         7.3      No Waiver by Course of Conduct; Cumulative Remedies.........21
         7.4      Enforcement Expenses; Indemnification.......................21
         7.5      Successors and Assigns......................................21
         7.6      Set-Off.....................................................21
         7.7      Counterparts................................................22
         7.8      Severability................................................22
         7.9      Section Headings............................................22
         7.10     Integration.................................................22
         7.11     Acknowledgements............................................22
         7.12     Releases....................................................23
         7.13     WAIVER OF JURY TRIAL........................................23


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SCHEDULES:

Schedule 1        Pledged Capital Stock
Schedule 2        Filings and Other Actions Required to Perfect Security
                  Interests
Schedule 3 Jurisdiction of Organization, Identification Number and Location of Chief Executive Office
Schedule 3.9      Intellectual Property
Schedule 3.10     Deposit Accounts
Schedule 3.11     Commercial Tort Claims
Schedule 4        Locations of Inventory and Equipment and Vehicles

EXHIBITS:

Annex A  Form of Instructions Agreement


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      THIS SECURITY AGREEMENT (as amended, modified or supplemented from time to time, this "Agreement"), is made and entered into as of October ___, 2006, by Gilbert Heintz & Randolph LLP, a District of Columbia limited liability partnership ("Grantor"), in favor of Congoleum Corporation, a debtor-in-possession in the case designated as Case No. 03-51524 (jointly administered) pending in the United Stated Bankruptcy Court for the District of New Jersey (as more fully described below, "Secured Party").

                                    RECITALS:

      A. Grantor, Secured Party and the Bondholders' Committee (as defined therein) have entered into the Note Agreement, dated as of October ___, 2006 (as amended, modified or supplemented from time to time, the "Note Agreement").

      B. It is a condition precedent to the Closing Date under the Note Agreement that, among other things, Grantor shall have granted the security interests and liens contemplated by this Agreement.

      NOW, THEREFORE, in consideration of the premises and to induce Secured Party to enter into the Note Agreement, Grantor hereby agrees with Secured Party as follows:

                            SECTION 1. DEFINED TERMS

      1.1 Definitions.

            (a) Unless otherwise defined herein, terms defined in the Note Agreement and used herein shall have the meanings given to them in the Note Agreement.

            (b) The following terms are used herein as defined in the UCC:
Account Debtor; Account; Certificated Security; Chattel Paper; Commercial Tort Claim; Commodity Account; Control; Documents; Entitlement Holder; Equipment; Farm Products; Financial Asset; General Intangible; Goods; Instrument; Inventory; Letter-of-Credit Right; Payment Intangible; Security; Securities Account; Security Entitlement; and Supporting Obligation.

            (c) The following terms shall have the following meanings:

      "Agreement": as defined in the preamble hereto.

      "Collateral": All Accounts, Contract Rights, Instruments, Chattel Paper, General Intangibles and other obligations of any kind, now or hereafter existing, in each case arising out of or in connection with the rendering of services by Grantor including, without limitation, Grantor's right to be compensated for its services and reimbursed for related costs and expenses incurred, amounts disbursed or obligations incurred for the account of Grantor's clients for fees paid or payable to or goods or services obtained from Grantor's partners and employees or third parties, whether or not Grantor has rendered a bill for such services or disbursements or entered the value of such services or disbursements in its books as accounts receivable, whether or not such services or disbursements have been completed and whether or not an express or implied agreement for compensation for such services or reimbursement for such disbursements exists, and all rights now or hereafter existing in and to all retainer agreements, security agreements and other contracts securing or
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otherwise relating to any such Accounts, Contract Rights, Instruments, Chattel
Paper, General Intangibles or obligations (any and all such Accounts, Contract Rights, Instruments, Chattel Paper, General Intangibles and obligations being the "Receivables", and any and all such retainer agreements, security agreements and other contracts being the "Related Contracts");

            (b) All RCCOs received or receivable by Grantor, all rights and powers of Grantor to enforce payment of all RCCOs under the terms of the Partnership Agreement, and all rights of Grantor under the Partnership Agreement with respect thereto;

            (c) All Commercial Tort Claims;

            (d) All Deposit Accounts, including the Escrow Account, but excluding any trust account holding solely funds that are the property of Grantor's clients;

            (e) All Documents;

            (f) All Equipment;

            (g) All Inventory;

            (h) All Investment Property;

            (i) All Letter-of-Credit Rights;

            (j) All personalty not described above now or hereafter owned by Grantor (including, without limitation, to the extent not described above, the Key Man Life Insurance Policy and all Vehicles);

            (k) All books and records pertaining to the Collateral;

            (l) All property of Grantor held by Secured Party, including all property of every description, in the possession or custody of or in transit to Secured Party for any purpose, including safekeeping, collection or pledge, for the account of Grantor, or as to which Grantor may have any right or power; provided, however, that the Collateral shall not include any asset of Grantor to the extent (but only so long as) such asset constitutes an Excluded Asset;

            (m) All real property, and all interests therein and improvements thereon, owned or leased by Grantor; and

            (n) All Proceeds of any and all of the foregoing Collateral, including, without limitation, Proceeds which constitute property of the types described in the foregoing clauses, cash and, to the extent not otherwise included, all payments and rights under any insurance, indemnity, warranty or guaranty with respect to any of the foregoing Collateral.

      "Collateral Account": any collateral account as defined in Section 5.1 and established by Secured Party as provided in Section 5.1 or 5.4.


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      "Contract Rights": all rights, title and interests in and to all
"contracts," as such term is defined in Section 2-106(1) of the UCC of any applicable jurisdiction, now owned or hereafter acquired by Grantor, in any event, including all contracts, undertakings, or agreements (other than rights evidenced by Chattel Paper, Documents or Instruments) in or under which Grantor may now or hereafter have any right, title or interest, including any agreement relating to the terms of payment or the terms of performance of any Account.

      "Contractual Obligation": as to any Person, any term, condition or provision of any security issued by such Person or of any agreement, instrument or other undertaking to which such Person is a party or by which it or any of its Property is bound.

      "Control Account": a Securities Account over which Secured Party has Control.

      "Debt Document Obligations": the collective reference to the unpaid principal of and interest on the Debt and all other obligations and liabilities of Grantor (including interest accruing at the then applicable rate provided in the Note Agreement after the maturity of the Debt and interest accruing at the then applicable rate provided in the Note Agreement after the filing of any petition in bankruptcy, or the commencement of any insolvency, reorganization or like proceeding relating to Grantor, whether or not a claim for post-filing or post-petition interest is allowed in such proceeding) to Secured Party under or with respect to the Debt Documents, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, the Note Agreement, this Agreement or any other Debt Document, in each case whether on account of principal, interest, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees, charges and disbursements of counsel to Secured Party that are required to be paid by Grantor pursuant to the Note Agreement or any other Debt Document).

      "Deposit Account": as defined in the UCC of any applicable jurisdiction and, in any event, including any demand, time, savings, passbook or like account maintained with a depositary institution.

      "Deposit Account Control Agreement": a Deposit Account Control Agreement to be executed among Secured Party, Grantor and each Person with whom Grantor maintains a Deposit Account, in form and substance acceptable to Secured Party.

      "Excluded Assets": the collective reference to any contract, General Intangible, copyright license, patent license or trademark license (collectively, "Intangible Assets"), in each case to the extent the grant by Grantor of a security interest pursuant to this Agreement in Grantor's right, title and interest in such Intangible Asset (a) is prohibited by legally enforceable provisions of any contract, agreement, instrument or indenture governing such Intangible Asset, the execution, delivery or existence of which is not prohibited under the Note Agreement, (b) would give any other party to such contract, agreement, instrument or indenture a legally enforceable right to terminate its obligations thereunder or (c) is permitted only with the consent of another party to such contract, agreement, instrument or indenture, if the requirement to obtain such consent is legally enforceable and such consent has not been obtained; provided that in any event any Receivable arising from or any money or other amounts due or to become due under any such Intangible Asset or contract, agreement, instrument or indenture shall not be Excluded Assets to the extent that any of the foregoing is (or if it contained a provision limiting the transferability or pledge thereof would be) subject to Section 9-406 of the UCC.


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      "Governmental Requirement": any law, statute, code, ordinance, order, determination, rule, regulation, judgment, decree, injunction, franchise, permit, certificate, license, authorization or other directive or requirement, including occupational, safety and health standards or controls, of any governmental authority.

      "Grantor": as defined in the preamble hereto.

      "Grantor Obligations": the collective reference to (i) the Debt Document Obligations of Grantor and (ii) all other obligations and liabilities of Grantor, whether direct or indirect, absolute or contingent, due or to become due, or now existing or hereafter incurred, which may arise under, out of, or in connection with, this Agreement (including Section 2 hereof) or any other Debt Document, in each case whether on account of guarantee obligations, reimbursement obligations, fees, indemnities, costs, expenses or otherwise (including all fees and disbursements of counsel to Secured Party that are required to be paid by Grantor pursuant to the terms of this Agreement or any other Debt Document).

      "Instructions Agreement": an agreement in the form of Annex A attached hereto, or such other control agreement as the Secured Party shall request to evidence Control of Pledged Capital Stock and to confirm and assure Secured Party's rights with respect thereto, which shall be duly executed by the party holding such Pledge Capital Stock

      "Intellectual Property": the collective reference to all rights, priorities and privileges relating to intellectual property, whether arising under United States, multinational or foreign laws or otherwise, including the copyrights, the copyright licenses, the patents, the patent licenses, the trademarks and the trademark licenses, and all rights to sue at law or in equity for any infringement or other impairment thereof, including the right to receive all proceeds and damages therefrom.

      "Investment Property": the collective reference to (i) all "investment property" as such term is defined in Section 9-102(a)(49) of the UCC and (ii) whether or not constituting "investment property" as so defined, all Pledged Notes and all Pledged Capital Stock.

      "Issuers": the collective reference to each issuer of any Investment Property.

      "Note Agreement": as defined in the preamble hereto.

      "Pledged Capital Stock": the collective reference to all Pledged Partnership Interests, Pledged LLC Interests and Pledged Stock.

      "Pledged Collateral": collectively, all Pledged Notes, Pledged Capital Stock, any other Investment Property of Grantor, all certificates or other instruments representing any of the foregoing and all Security Entitlements of Grantor in respect of any of the foregoing. Pledged Collateral may be General Intangibles, Instruments or "investment property" as such term is defined in
Section 9-102(a)(49) of the UCC.


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      "Pledged LLC Interests": all membership interests held of record or beneficially owned by Grantor, including any membership interests listed on
Schedule 1, as the same may be amended or supplemented from time to time by written notice from Grantor to Secured Party, together with all of Grantor's right, title and interest as a member of any limited liability company and all of Grantor's right, title and interest in, to and under any limited liability company agreement or regulations to which it is a party.

      "Pledged Notes": all promissory notes issued to or held by Grantor (other than promissory notes issued in connection with extensions of trade credit by Grantor in the ordinary course of business).

      "Pledged Partnership Interests": with respect to Grantor, all partnership interests held of record or beneficially owned by Grantor, including any partnership interests listed on Schedule 1, as the same may be amended or supplemented from time to time by written notice from Grantor to Secured Party, together with all right, title and interest of Grantor as a limited or general partner in all partnerships and all right, title and interest of Grantor in, to and under any partnership agreements to which it is a party.

      "Pledged Stock": all shares of Capital Stock held of record or beneficially owned by Grantor, together with any other shares, stock certificates, interests, options or rights of any nature whatsoever in respect of any Capital Stock issued or granted to, or held by, Grantor while this Agreement is in effect, including any Capital Stock listed on Schedule 1, as the same may be amended or supplemented from time to time by written notice from Grantor to Secured Party.

      "Proceeds": all "proceeds" as such term is defined in Section 9-102(a)(64) of the UCC and, in any event, including all dividends, distributions or other income from the Investment Property, collections thereon or distributions or payments with respect thereto.

      "Receivable": as defined in the definition of "Collateral."

      "Related Contracts": as defined in the definition of "Collateral."

      "Requirement of Law": as to any Person, the constituent documents of such Person, and any law, treaty, rule, order, statute, ordinance, code, decree, regulation, or other legally enforceable requirements (including common law) or determination of an arbitrator or a court or other governmental authority, in each case applicable to or binding upon such Person or any of its Property or to which such Person or any of its Property is subject.

      "Secured Party": Congoleum Corporation, its successors and assigns, including the GHR/Kenesis Litigation Trustee, as assignee, as contemplated by
Section 7.10 of the Note Agreement.

      "Securities Act": the Securities Act of 1933, as amended.

      "Security": as defined in Section 2.2.

      "UCC": the Uniform Commercial Code as from time to time in effect in the State of New York; provided, however, that in the event that, by reason of mandatory provisions of law, any or all of the attachment, perfection or


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priority of Secured Party's security interest in any Collateral is governed by the Uniform Commercial Code as in effect in a jurisdiction other than the State of New York, the term "UCC" shall mean the Uniform Commercial Code as in effect in such other jurisdiction for purposes of the provisions hereof relating to such attachment, perfection or priority and for purposes of definitions related to such provisions; provided, further, that if the UCC is amended after the date hereof, such amendment will not be given effect for the purposes of this Agreement if and to the extent the result of such amendment would be to limit or eliminate any item of Collateral.

      "Vehicles": all cars, trucks, trailers, motorcycles and other vehicles, whether or not covered by a certificate of title law of any state and, in any event, shall include all tires and appurtenances to any of the foregoing.

      1.2 Other Definitional Provisions.

            (a) The words "hereof," "herein", "hereto" and "hereunder" and words of similar import when used in this Agreement shall refer to this Agreement as a whole and not to any particular provision of this Agreement, and Section and Schedule references are to this Agreement unless otherwise specified.

            (b) The meanings given to terms defined herein shall be equally applicable to both the singular and plural forms of such terms.

            (c) References herein to an Annex, Schedule, Article, Section, subsection or clause refer to the appropriate Annex or Schedule to, or Article, Section, subsection or clause in this Agreement unless otherwise specified.

            (d) Any reference in this Agreement to a Debt Document shall include all appendices, exhibits and schedules thereto, and, unless specifically stated otherwise all amendments, restatements, supplements or other modifications thereto, and as the same may be in effect at any and all times such reference becomes operative.

            (e) The term "including" means "including without limitation" except when used in the computation of time periods.

            (f) The term "or" has, except where otherwise indicated, the inclusive meaning represented by the phrase "and/or".

            (g) The term "Secured Party" includes its successors.

            (h) References in this Agreement to any statute shall be to such statute as amended or modified and in effect from time to time.

            (i) Terms defined in the UCC not otherwise defined herein shall have the respective meanings ascribed thereto in the UCC.


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                 SECTION 2. GRANT OF SECURITY INTEREST AND LIEN

      2.1 Grant. Grantor, as collateral security for the full, prompt and complete payment and performance when due (whether at stated maturity, by acceleration or otherwise) of the Grantor Obligations, hereby collaterally assigns, mortgages, pledges and hypothecates to Secured Party, and grants to Secured Party a lien on and security interest in, all of its right, title and interest in, to and under the Collateral.

      2.2 Transfer of Collateral. All Certificated Securities and, to the extent required by Section 4.2, all Instruments and Chattel Paper included in the Collateral shall be delivered to and held pursuant hereto by Secured Party or a Person designated by Secured Party and shall be in suitable form for transfer by delivery, or shall be accompanied by duly executed instruments of transfer or assignment in blank, and accompanied by any required transfer tax stamps to perfect a security interest in the Collateral in favor of Secured Party. Notwithstanding the preceding sentence, at Secured Party's discretion, all Pledged Capital Stock that is a "security" within the meaning of Section 8-102 and 8-103 of the UCC (a "Security") must be delivered or transferred in such manner as to permit Secured Party to be a "protected purchaser" to the extent of its security interest as provided in Section 8-303 of the UCC (if Secured Party otherwise qualifies as a protected purchaser).

                   SECTION 3. REPRESENTATIONS AND WARRANTIES

      To induce Secured Party to enter into the Note Agreement, Grantor hereby represents and warrants to Secured Party that:

      3.1 Representations in Note Agreement. The representations and warranties set forth in Article IV of the Note Agreement, each of which is hereby incorporated herein by reference, are true and correct, and Secured Party shall be entitled to rely on each of them as if they were fully set forth herein.

      3.2 Title; No Other Liens. Except for the security interest granted to Secured Party pursuant to this Agreement and the other Permitted Liens, Grantor owns each item of Collateral free and clear of any and all Liens or claims of others. No financing statement or other public notice with respect to all or any part of the Collateral is on file or of record in any public office, except such as have been filed in favor of, or assigned to, Secured Party, pursuant to this Agreement and except for Permitted Liens. Grantor does not conduct its business using trade names.

      3.3 Perfected First Priority Liens. The security interests granted pursuant to this Agreement (a) (i) upon completion of the filings and other actions specified on Schedule 2 (which, in the case of all filings and other documents referred to on said Schedule, have been delivered to Secured Party in completed and duly executed form), (ii) with respect to any Vehicles, upon completion of such actions as may be requested by Secured Party pursuant to
Section 4.4, (iii) with respect to any Pledged Capital Stock which constitutes Securities and which are not evidenced by a certificate, the delivery of an Instructions Agreement, and (iv) with respect to Deposit Accounts, upon the signing of Deposit Account Control Agreements, will constitute valid perfected security interests in all of the Collateral in favor of Secured Party, as


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collateral security for the Grantor Obligations, which security interest is enforceable in accordance with the terms hereof against all creditors of Grantor and any Persons purporting to purchase any Collateral from Grantor, subject to Permitted Liens and (b) are prior to all other Liens on the Collateral in existence on the date hereof except for Permitted Liens.

      3.4 Jurisdiction of Organization; Chief Executive Office. On the date hereof, Grantor's legal name, jurisdiction of organization, identification number from the jurisdiction of organization (if any), and the location of Grantor's chief executive office or principal place of business, as the case may be, are specified on Schedule 3. Grantor has furnished to Secured Party a certified copy of its Partnership Agreement and a long-form good standing certificate of Grantor issued by the Secretary of State of the District of Columbia as of a date which is recent to the date hereof.

      3.5 Inventory and Equipment. On the date hereof, all of the Inventory and the Equipment (including all Vehicles) of Grantor are kept on the properties listed on Schedule 4. All Vehicles, as listed on Schedule 4, are covered by certificate of title laws, and have been properly registered in accordance with such laws.

      3.6 Farm Products. None of the Collateral constitutes, or is the Proceeds of, Farm Products.

      3.7 Investment Property.

            (a) The Pledged Capital Stock, pledged by Grantor hereunder, constitutes all the issued and outstanding shares of all classes of the Capital Stock of each Issuer owned by Grantor.

            (b) All of the Pledged Capital Stock has been duly and validly issued and is fully paid and nonassessable.

            (c) Each of the Pledged Notes, if any, pledged by Grantor hereunder constitutes the legal, valid and binding obligation of the obligor with respect thereto, enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors' rights generally and general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.

            (d) Grantor is the record and beneficial owner of, and has good and marketable title to, the Investment Property pledged by it hereunder, free of any and all Liens or options in favor of, or claims of, any other Person, except the security interest created by this Agreement and Permitted Liens.

            (e) No Person other than Secured Party has Control over any Pledged Capital Stock of Grantor, except in connection with any Permitted Liens..

            (f) All such action as may be required under the constituent document governing any Pledged Capital Stock has been taken such that, upon the occurrence and during the continuance of an Event of Default, Secured Party shall be entitled to exercise all of the rights of Grantor therein.


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            (g) Other than the Pledged Capital Stock as to which Secured Party has received an Instructions Agreement and has Control thereof, Grantor holds no Pledged Collateral other than (i) that constituting certificated Securities or Instruments in the possession of and delivered to Secured Party (subject to any prior rights of the lender under the Senior Revolving Line of Credit) or (ii) that consisting of Security Entitlements that are held in a Control Account.

      3.8 Receivables.

            (a) No amount payable to Grantor under or in connection with any Receivable is evidenced by any Instrument or Chattel Paper which has not been delivered to Secured Party to the extent required by Section 4.2.

            (b) None of the obligors on any Receivable is a Governmental Authority, except for Receivables constituting not more than 5% of the face amount of all Receivables.

            (c) The amounts that have been represented by Grantor to Secured Party from time to time as owing to Grantor in respect of the Receivables are accurate.

      3.9 Intellectual Property. Except as set forth on Schedule 3.9, Grantor does not own any Intellectual Property or have any Intellectual Property licensed to it.

      3.10 Deposit Accounts. Schedule 3.10 sets forth all Deposit Accounts of the Grantor.

      3.11 Commercial Tort Claims. Schedule 3.11 sets forth all Commercial Tort Claims held by the Grantor.

                              SECTION 4. COVENANTS

      Grantor covenants and agrees with Secured Party that, from and after the date of this Agreement until the Grantor Obligations shall have been satisfied by full and final payment in cash:

      4.1 Generally. Grantor shall (a) not create or suffer to exist any Lien upon or with respect to any of the Collateral, except Permitted Liens; (b) not use or permit any Collateral to be used unlawfully or in violation of any provision of this Agreement, any other Debt Document, any policy of insurance covering the Collateral, any Requirement of Law or any Contractual Obligation;
(c) not sell, transfer or assign (by operation of law or otherwise) any Collateral except as permitted under the Note Agreement; (d) except for the Debt Documents, not enter into any agreement or undertaking restricting the right or ability of Grantor or Secured Party to sell, assign or transfer any of the Collateral except as permitted under the Note Agreement; (e) promptly notify Secured Party of its entry into any agreement or assumption of undertaking that restricts the ability to sell, assign or transfer any of the Collateral, other than such agreements or assumptions of undertaking entered into in the ordinary course of business and consistent with past practices; and (f) not permit any Collateral to be located outside the United States of America.


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      4.2 Delivery of Instruments, Certificated Securities and Chattel Paper. If
any amount payable under or in connection with any of the Collateral shall be or become evidenced by any Instrument, Certificated Security or Chattel Paper, such Instrument, Certificated Security or Chattel Paper shall (subject to any prior rights of the lender under the Senior Revolving Line of Credit), be immediately delivered to Secured Party, duly indorsed in a manner satisfactory to Secured Party, to be held as Collateral pursuant to this Agreement, or, if consented to by Secured Party, shall mark all such Instruments, Certificated Securities and Chattel Paper with the following legend: "This writing and the obligations evidenced or secured hereby are subject to the security interest of Congoleum Corporation"; provided that so long as no Event of Default has occurred, Secured Party shall deliver to Grantor, upon reasonable request, any such Instrument or Chattel Paper in connection with the collection thereof.

      4.3 Payment of Obligations. Grantor will pay, discharge or otherwise satisfy at or before maturity or before they become delinquent, as the case may be, all of its material obligations of whatever nature, including all lawful governmental claims, taxes, assessments, charges and levies imposed upon the Collateral or in respect of income and profits therefrom as well as all claims of any kind (including claims for labor, materials and supplies) against or with respect to the Collateral, except where the amount or validity thereof is currently being contested in good faith by appropriate actions and reserves in conformity with GAAP with respect thereto have been provided on the books of Grantor.

      4.4 Maintenance of Perfected Security Interest and Lien; Further Documentation.

            (a) Grantor shall maintain the security interest and lien created by this Agreement as a perfected security interest and lien having at least the priority described in Section 3.3 and shall defend such security interest and lien against the claims and demands of all Persons whomsoever.

            (b) Grantor will furnish to Secured Party from time to time statements and schedules further identifying and describing all assets and property of Grantor, whether real or personal, and such other reports in connection with the Collateral as Secured Party may reasonably request, all in reasonable detail.

            (c) At any time and from time to time, upon the written request of Secured Party, and at the sole expense of Grantor, Grantor will promptly and duly execute and deliver, and have recorded, such further instruments, mortgages and documents and take such further actions as Secured Party may reasonably request for the purpose of obtaining or preserving the full benefits of this Agreement and of the rights and powers herein granted, including (i) the filing of any financing or continuation statements under the UCC (or other similar laws) in effect in any jurisdiction with respect to the security interests created hereby, (ii) in the case of Investment Property, Deposit Accounts and Letter-of-Credit Rights, taking any actions necessary to enable Secured Party to obtain and maintain Control with respect thereto, (iii) in the case of Vehicles, noting Secured Party as the first lienholder on the certificates of title applicable to such Vehicle issued in accordance with the certificate-of-title act or statute of the jurisdiction applicable to such Vehicle and (iv) in the case of real property or real property interests, executing and/or delivering mortgages, leasehold mortgages, deeds of trust, landlord's agreements, memoranda of leases, surveys, legal opinions, reports, title insurance policies, environmental assessments and other related documents or instruments.

      4.5 Changes in Name, Location, etc.

            (a) Except upon 15 days' prior written notice to Secured Party and delivery to Secured Party of all additional financing statements and other documents reasonably requested by Secured Party to maintain the validity, perfection and priority of the security interests provided for herein, Grantor will not:

                  (i) change its jurisdiction of organization or the location of its chief executive office or principal place of business from that referred to in Section 3.4; or

                  (ii) change its legal name, or change its identity or corporate structure to such an extent that any financing statement filed in connection with this Agreement would become misleading.

            (b) Grantor will keep and maintain at its own cost and expense satisfactory and complete records of the Collateral, including a record of all payments received and all credits granted with respect to the Collateral and all other dealings with the Collateral.

      4.6 Notices. Grantor will advise Secured Party promptly, in reasonable detail, of:

            (a) any Lien (other than security interests created hereby or Permitted Liens) on any of the Collateral; and

            (b) the occurrence of any other event which could reasonably be expected to have a material adverse effect on the aggregate value of the Collateral or on the security interests created hereby.

      4.7 Investment Property.

            (a) If Grantor shall become entitled to receive or shall receive any certificate (including any certificate representing a dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights in respect of the Capital Stock of any Issuer, whether now existing or hereinafter acquired and whether in addition to, in substitution of, as a conversion of, or in exchange for, any Pledged Capital Stock, or otherwise in respect thereof, Grantor shall (subject to any prior rights of the lender under the Senior Revolving Line of Credit) accept the same as the agent of Secured Party, hold the same in trust for Secured Party and deliver the same forthwith to Secured Party in the exact form received, duly indorsed by Grantor to Secured Party, if required, together with an undated stock power covering such certificate duly executed in blank by Grantor and with, if Secured Party so requests, signature guaranteed, to be held by Secured Party, subject to the terms hereof, as additional collateral security for the Grantor Obligations.

            (b) Any sums paid upon or in respect of any Investment Property upon the liquidation or dissolution of any Issuer shall be paid over to Secured Party to be held by it hereunder as additional collateral security for the Grantor

Obligations, and in case any distribution of capital shall be made on or in respect of such Investment Property, or any cash or property shall be distributed upon or with respect to such Investment Property pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, or any property (other than cash) shall at any time be distributed, the cash or property so distributed shall, unless otherwise subject to a perfected security interest in favor of Secured Party, be delivered to Secured Party to be held by it hereunder as additional collateral security for the Grantor Obligations (in each case subject to any prior rights of the lender under the Senior Revolving Line of Credit). If any sums of money or property so paid or distributed in respect of such Investment Property shall be received by Grantor, Grantor shall, until such money or property is paid or delivered to Secured Party, hold such money or property in trust for the Secured Party, segregated from other funds of Grantor, as additional collateral security for the Grantor Obligations. Notwithstanding the foregoing, so long as no Event of Default has occurred, Grantor shall not be required to pay over to Secured Party or deliver to Secured Party as Collateral any proceeds of any liquidation or dissolution of any Issuer, or any distribution of capital or property in respect of any such Investment Property, to the extent that (i) such liquidation, dissolution or distribution, if treated as a Disposition of the relevant Issuer, would be permitted by Section 5.02(g) of the Note Agreement and
(ii) the proceeds thereof are applied toward prepayment of the Debt to the extent required by Section 2.05 of the Note Agreement.

            (c) Without the prior written consent of Secured Party, Grantor shall not (i) vote to enable, or take any other action to permit, any Issuer to issue any Capital Stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any Capital Stock or other equity securities of any nature of any Issuer, unless such securities are delivered to Secured Party, concurrently with the issuance thereof, to be held by Secured Party as Collateral (subject to any prior rights of the lender under the Senior Revolving Line of Credit), (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, any Investment Property or Proceeds thereof (except pursuant to a transaction expressly permitted by the Note Agreement), (iii) create, incur or permit to exist any Lien or option in favor of, or any claim of any Person with respect to, any Investment Property or Proceeds thereof, or any interest therein, except for the security interests created by this Agreement and Permitted Liens, (iv) enter into any agreement or undertaking restricting the right or ability of Grantor or Secured Party to sell, assign or transfer any of the Pledged Collateral or the Proceeds thereof (except as may be required by the Senior Revolving Line of Credit) or (v) issue any certificate representing Pledged Partnership Interests or Pledged LLC Interests.

            (d) Grantor shall not grant to any Person other than Secured Party, and shall not permit any Person other than Secured Party to have, Control over any Deposit Account, other deposit account or Investment Property (except as may be required by the Senior Revolving Line of Credit).

            (e) Grantor will not agree to any amendment of the limited liability company agreement, regulations, partnership agreement or other organizational document or agreement of any Issuer or any other Person that in any way adversely affects the perfection of the security interest of Secured Party in the Pledged Partnership Interests or Pledged LLC Interests pledged by Grantor hereunder, including any amendment electing to treat such Pledged Partnership Interest or Pledged LLC Interests as a Security without the prior written consent of Secured Party.

      4.8 Receivables. Subject to the provisions of Article V, Secured Party authorizes Grantor to continue to collect, at its own expense, all amounts due or to become due to Grantor under the Receivables and the Related Contracts, subject to customary practices concerning write-offs and adjustments; provided that Secured Party may curtail or terminate said authority at any time after the occurrence and during the continuance of an Event of Default. In connection with such collections, Grantor may take such action as Grantor may deem necessary or advisable to issue statements to its clients, modify, cancel or reissue such statements and to enforce collection of the Receivables and the Related Contracts, except as otherwise provided in the Note Agreement.

      4.9 Vehicles. Upon request of Secured Party, Grantor shall file all applications for certificates of title/ownership indicating Secured Party's first priority security interest (subject to Permitted Liens) in each Vehicle now owned or hereafter acquired by Grantor, and any other necessary documentation, in each office in each jurisdiction which Secured Party shall reasonably deem advisable, to perfect its security interests in the Vehicles, and deliver or cause to be delivered the original certificates of title/ownership as so marked to Secured Party. Grantor shall promptly notify Secured Party in writing after the acquisition of any Vehicle.

      4.10 Commercial Tort Claims. If Grantor shall at any time commence a suit, action or proceeding with respect to any Commercial Tort Claim held by it with a value which Grantor reasonably believes to be of $10,000 or more, Grantor shall promptly notify Secured Party thereof in a writing signed by Grantor and describing the details thereof and shall grant to Secured Party in such writing a security interest therein and in the proceeds thereof, all upon the terms of this Agreement, with such writing to be in form and substance reasonably satisfactory to Secured Party.

      4.11 Deposit Accounts. Grantor shall promptly execute and deliver a Deposit Account Control Agreement with respect to each Deposit Account maintained by or for the benefit of Grantor and shall not open or otherwise establish any bank account in the name or otherwise for the benefit of Grantor unless Secured Party shall have received a Deposit Account Control Agreement, in form and substance satisfactory to Secured Party in its sole discretion, executed and delivered by Grantor and the bank or other financial institution at which such account is maintained.

                         SECTION 5. REMEDIAL PROVISIONS

      5.1 Certain Matters Relating to Receivables.

            (a) Secured Party shall have the right to verify the Receivables in any manner and through any medium that it reasonably considers advisable, and Grantor shall furnish all such assistance and information as Secured Party may require in connection with such test verifications. At any time and from time to time after the occurrence and during the continuance of an Event of Default, upon Secured Party's request and at the expense of Grantor, Grantor shall cause independent public accountants or others satisfactory to Secured Party to furnish to Secured Party reports showing reconciliations, aging and test verifications of, and trial balances for, the Receivables.

            (b) Secured Party shall have the right at any time upon the occurrence and during the continuance of an Event of Default to direct collections of Receivables by Grantor in a commercially reasonable manner and, upon not less than two Business Day's notice to Grantor, to notify the account debtors or obligors under any Receivables or Related Contracts of the security interest granted to Secured Party in such Receivables and to direct such account debtors or obligors to make payment of all amounts due or to become due to Grantor thereunder directly to Secured Party to a Deposit Account maintained under the sole dominion and control of Secured Party (a "Collateral Account") (subject to any prior rights of the lender under the Senior Revolving Line of Credit with respect to any such Receivables), subject to withdrawal by Secured Party as provided in Section 5.5 and, upon such notification and at the expense of Grantor, to enforce collection of any such Receivables, and to adjust, settle or compromise the amount or payment thereof, in a commercially reasonable manner, and all amounts and proceeds (including instruments) received by Grantor in respect of the Receivables and the Related Contracts shall be received in trust for the benefit of Secured Party hereunder, shall be segregated from other funds of Grantor and shall be forthwith paid over to Secured Party in the same form as so received (with any necessary endorsement) to be held as cash collateral and applied as provided by this Article V. If requested by Secured Party, each such deposit of Proceeds of Receivables shall be accompanied by a report identifying in reasonable detail the nature and source of the payments included in the deposit.

            (c) At Secured Party's request, Grantor shall deliver to Secured Party all original and other documents evidencing, and relating to, the agreements and transactions which gave rise to the Receivables, including copies of all new engagement letters for Contingency Fee Cases.

            (d) At any time after the occurrence and during the continuance of a Default, Grantor will cooperate with Secured Party to establish a system of lockbox accounts, under the sole dominion and control of Secured Party (subject to any prior rights of the lender under the Senior Revolving Line of Credit with respect to any such Receivables), into which all Receivables shall be paid and from which all collected funds will be transferred to a Collateral Account.

      5.2 Communications with Obligors; Grantor Remains Liable.

            (a) Secured Party in its own name or in the name of others may at any time communicate with obligors under the Receivables to verify with them to Secured Party's satisfaction the existence, amount and terms of any Receivables.

            (b) Upon the request of Secured Party at any time, Grantor shall notify obligors on the Receivables that the Receivables have been assigned to Secured Party for the ratable benefit of the Secured Party and that payments in respect thereof shall be made directly to Secured Party.

            (c) Anything herein to the contrary notwithstanding, Grantor shall remain liable under each of the Receivables (or any agreement giving rise thereto) to observe and perform all the conditions and obligations to be observed and performed by it thereunder, all in accordance with the terms of any agreement giving rise thereto. Secured Party shall have no obligation or liability under any Receivable (or any agreement giving rise thereto) by reason of or arising out of this Agreement or the receipt by Secured Party of any payment relating thereto, nor shall Secured Party be obligated in any manner to perform any of the obligations of Grantor under or pursuant to any Receivable (or any agreement giving rise thereto), to make any payment, to make any inquiry as to the nature or the sufficiency of any payment received by it or as to the sufficiency of any performance by any party thereunder, to present or file any claim, to take any action to enforce any performance or to collect the payment of any amounts which may have been assigned to it or to which it may be entitled at any time or times.

      5.3 Pledged Capital Stock.

            (a) Unless an Event of Default shall have occurred and be continuing and Secured Party shall have given notice to Grantor of Secured Party's intent to exercise its corresponding rights pursuant to Section 5.3(b), Grantor shall be permitted to receive all dividends paid, whether in cash or in kind, or other distributions of property in respect of the Pledged Capital Stock, to the extent permitted in the Note Agreement, and to exercise all voting and other rights with respect to the Pledged Capital Stock; provided that no vote shall be cast or corporate, partnership or company right exercised or other action taken which, in Secured Party's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Note Agreement, this Agreement or any other Debt Document.

            (b) If an Event of Default shall occur and be continuing and Secured Party shall give notice of its intent to exercise such rights to Grantor, Secured Party shall have the right (i) to receive any and all cash or in kind dividends or distributions otherwise permitted to be received and retained by Grantor pursuant to Section 5.3(a), and any other payments or other Proceeds paid in respect of the Pledged Capital Stock and make application thereof to the Obligations in the order set forth in Section 5.5 and (ii) to have any or all of the Pledged Capital Stock be registered in the name of Secured Party or its nominee, and Secured Party or its nominee may thereafter exercise (A) all voting, corporate, partnership or company and other rights pertaining to such Pledged Capital Stock at any meeting of shareholders, partners, members or other owners of the relevant Issuer or Issuers or otherwise and (B) any and all rights of conversion, exchange and subscription and any other rights, privileges or options pertaining to such Pledged Capital Stock as if it were the absolute owner thereof (including the right to exchange at its discretion any and all of the Pledged Capital Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the entity structure of any Issuer, or upon the exercise by Grantor or Secured Party of any right, privilege or option pertaining to such Pledged Capital Stock, and in connection therewith, the right to deposit and deliver any and all of the Pledged Capital Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as Secured Party may determine), all without liability except to account for property actually received by it, in each case subject to any prior rights of the lender under the Senior Revolving Line of Credit, but Secured Party shall have no duty to Grantor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

            (c) Grantor hereby authorizes and instructs each Issuer of any Pledged Capital Stock pledged by Grantor hereunder to (i) comply with any instruction received by it from Secured Party in writing that (A) states that an Event of Default has occurred and is continuing and (B) is otherwise in accordance with the terms of this Agreement, without any other or further instructions from Grantor, and Grantor agrees that each Issuer shall be fully protected in so complying and (ii) unless otherwise expressly permitted by
Section 5.3(a), pay any dividends, distributions or other payments with respect to the Pledged Capital Stock directly to Secured Party.

            (d) After the occurrence and during the continuation of an Event of Default, if the Issuer of any Pledged Capital Stock is the subject of bankruptcy, insolvency, receivership, custodianship or other proceedings under the supervision of any Governmental Authority, then all rights of Grantor in respect thereof to exercise the voting and other rights which Grantor would otherwise be entitled to exercise with respect to the Pledged Capital Stock issued by such Issuer shall cease, and all such rights shall thereupon become vested in Secured Party who shall thereupon have the sole right to exercise such voting and other rights (subject to any prior rights of the lender under the Senior Revolving Line of Credit), but Secured Party shall have no duty to exercise any such voting or other rights and shall not be responsible for any failure to do so or delay in so doing.

      5.4 Proceeds to be Turned Over To Secured Party. In addition to the rights of Secured Party specified in Section 5.1 with respect to payments of Receivables, if an Event of Default shall occur and be continuing, all Proceeds (including Proceeds of the Key Man Life Insurance Policy) received by Grantor consisting of cash, checks and Instruments shall be held by Grantor in trust for Secured Party, segregated from other funds of Grantor, and shall, forthwith upon receipt by Grantor, be turned over to Secured Party in the exact form received by Grantor (duly indorsed by Grantor to Secured Party, if required) (but subject to any prior rights of the lender under the Senior Revolving Line of Credit). All Proceeds received by Secured Party hereunder shall be held by Secured Party in a Collateral Account maintained under its sole dominion and control. All Proceeds while held by Secured Party in a Collateral Account (or by Grantor in trust for Secured Party) shall continue to be held as collateral security for all the Grantor Obligations and shall not constitute payment thereof until applied as provided in Section 5.5.

      5.5 Application of Proceeds. At such intervals as may be agreed upon by Grantor and Secured Party, or, if an Event of Default shall have occurred and be continuing, at any time at Secured Party's election, Secured Party may apply all or any part of Proceeds constituting Collateral, whether or not held in any Collateral Account, in payment of the Grantor Obligations in accordance with the Note Agreement. Any balance of such Proceeds remaining after the Obligations shall have been paid in full and the Commitments shall have terminated shall be paid over to Grantor or to whomsoever may be lawfully entitled to receive the same.

      5.6 Code and Other Remedies. If an Event of Default shall occur and be continuing, Secured Party may exercise, in addition to all other rights and remedies granted to it in this Agreement and in any other instrument or agreement securing, evidencing or relating to the Grantor Obligations, all rights and remedies of a secured party under the UCC or any other applicable law. Without limiting the generality of the foregoing, Secured Party, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below or expressly required hereto or pursuant to the Note Agreement) to or upon Grantor or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived to the fullest extent permitted by applicable law), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and may forthwith sell, lease, assign, give option or options to purchase, or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, at any exchange, broker's board or office of Secured Party or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk. Secured Party shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold, free of any right or equity of redemption in Grantor, which right or equity is hereby waived and released to the fullest extent permitted by applicable law. Grantor further agrees, at Secured Party's request, to assemble the Collateral and make it available to Secured Party at places which Secured Party shall reasonably select, whether at Grantor's premises or elsewhere. Secured Party shall apply the net proceeds of any action taken by it pursuant to this Section 5.6 with respect to the Collateral, after deducting all reasonable costs and expenses of every kind incurred in connection therewith or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of Secured Party hereunder with respect thereto, including reasonable attorneys' fees and disbursements, to the payment in whole or in part of the Obligations of Grantor, in the order specified in Section 5.5, and only after such application and after the payment by Secured Party of any other amount required by any provision of law, including Section 9-615(a)(3) of the UCC, and payment in full of the Debt, need Secured Party account for the surplus, if any, to Grantor. To the extent permitted by applicable law and except as expressly provided herein, Grantor waives all claims, damages and demands it may acquire against Secured Party arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition.

            (b) In the event that Secured Party elects not to sell the Collateral, Secured Party retains its rights to dispose of or utilize the Collateral or any part or parts thereof in any manner authorized or permitted by law or in equity, and to apply the proceeds of the same towards payment of the Obligations. Each and every method of disposition of the Collateral described in this Agreement shall constitute disposition in a commercially reasonable manner.

            (c) Secured Party may appoint any Person as agent to perform any act or acts necessary or incident to any sale or transfer of the Collateral.

            (d) Grantor recognizes that Secured Party may be unable to effect a public sale of any or all the Pledged Stock, by reason of certain prohibitions contained in the Securities Act and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Grantor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. Secured Party shall be under no obligation to delay a sale of any of the Pledged Stock for the period of time necessary to permit the Issuer thereof to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer would agree to do so.

            (e) Grantor agrees to use its best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock pursuant to this Section 5.6 valid and binding and in compliance with any and all other applicable Requirements of Law. Grantor further agrees that a breach of any of the covenants contained in this Section
5.6 will cause irreparable injury to Secured Party, that Secured Party have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this Section 5.6 shall be specifically enforceable against Grantor, and Grantor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Note Agreement.

      5.7 Deficiency. Grantor shall remain liable for any deficiency if the Proceeds of any sale or other disposition of the Collateral are insufficient to pay its Obligations and the fees and disbursements of any attorneys employed by Secured Party to collect such deficiency.

      5.8 Non-Judicial Enforcement. Secured Party may enforce its rights hereunder without prior judicial process or judicial hearing, and to the extent permitted by law, Grantor expressly waives any and all legal rights which might otherwise require Secured Party to enforce its rights by judicial process.

                            SECTION 6. SECURED PARTY

      6.1 Secured Party's Appointment as Attorney-in-Fact, etc.

            (a) Grantor hereby irrevocably constitutes and appoints Secured Party and any officer or agent thereof, with full power of substitution, as its true and lawful attorney-in-fact with full irrevocable power and authority in the place and stead of Grantor and in the name of Grantor or in its own name, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate action and to execute any and all documents and instruments which may be necessary or desirable to accomplish the purposes of this Agreement, and, without limiting the generality of the foregoing, Grantor hereby gives Secured Party the power and right, on behalf of Grantor, without notice to or assent by Grantor, to do any or all of the following at any time upon the occurrence and during the continuation of an Event of Default:

                  (i) in the name of Grantor or its own name, or otherwise, take possession of and indorse and collect any checks, drafts, notes, acceptances or other instruments for the payment of moneys due under any Receivable or with respect to any Contract Right or other Collateral and file any claim or take any other action or proceeding in any court of law or equity or otherwise deemed appropriate by Secured Party for the purpose of collecting any and all such moneys due under any Receivable or with respect to any Contract Right or other Collateral whenever payable;

                  (ii) in the case of any Intellectual Property, execute and deliver, and have recorded, any and all agreements, instruments, documents and papers as Secured Party may request to evidence Secured Party's security interest in such Intellectual Property and the goodwill and general intangibles of Grantor relating thereto or represented thereby;

                  (iii) pay or discharge taxes and Liens levied or placed on or threatened against the Collateral, effect any repairs or any insurance called for by the terms of this Agreement and pay all or any part of the premiums therefor and the costs thereof;

                  (iv) execute, in connection with any sale provided for in
      Section 5.6, any endorsements, assignments or other instruments of conveyance or transfer with respect to the Collateral;

                  (v) (A) direct any party liable for any payment under any of the Collateral to make payment of any and all moneys due or to become due thereunder directly to Secured Party or as Secured Party shall direct; (B) ask for or demand, collect, and receive payment of and receipt for, any and all moneys, claims and other amounts due or to become due at any time in respect of or arising out of any Collateral; (C) sign and endorse any invoices, freight or express bills, bills of lading, storage or warehouse receipts, drafts against debtors, assignments, verifications, notices and other documents in connection with any of the Collateral; (D) commence and prosecute any suits, actions or proceedings at law or in equity in any court of competent jurisdiction that Secured Party deems advisable to collect the Collateral or any portion thereof and to enforce any other right in respect of any Collateral; (E) defend any suit, action or proceeding brought against Grantor with respect to any Collateral that Secured Party deems advisable; (F) settle, compromise or adjust any such suit, action or proceeding and, in connection therewith, give such discharges or releases as Secured Party may deem appropriate; (G) assign any Intellectual Property (along with the goodwill of the business to which any such Intellectual Property pertains), throughout the world for such term or terms, on such conditions, and in such manner, as Secured Party shall in its sole discretion determine; and (H) generally, sell, transfer, pledge and make any agreement with respect to or otherwise deal with any of the Collateral as fully and completely as though Secured Party were the absolute owner thereof for all purposes, and do, at Secured Party's option and Grantor's expense, at any time, or from time to time, all acts and things which Secured Party deems necessary to protect, preserve or realize upon the Collateral and Secured Party's security interests therein and to effect the intent of this Agreement, all as fully and effectively as Grantor might do; and

                  (vi) license or sublicense whether on an exclusive or non-exclusive basis, any Intellectual Property for such term and on such conditions and in such manner as Secured Party shall in its sole judgment determine and, in connection therewith, Grantor hereby grants to Secured Party for the benefit of the Secured Party a royalty-free, world-wide irrevocable license of its Intellectual Property.

            (b) If Grantor fails to perform or comply with any of its agreements contained herein, Secured Party, at its option, but without any obligation so to do, may perform or comply, or otherwise cause performance or compliance, with such agreement.

            (c) The expenses of Secured Party incurred in connection with actions undertaken as provided in this Section 6.1, together with interest thereon at a rate per annum equal to the rate per annum at which interest would then be payable on the Debt at the Overdue Interest Rate under the Note Agreement, from the date of payment by Secured Party to the date reimbursed by the relevant Grantor, shall be payable by Grantor to Secured Party on demand.

            (d) Grantor hereby ratifies all that said attorneys shall lawfully do or cause to be done by virtue hereof. All powers, authorizations and agencies contained in this Agreement are coupled with an interest and are irrevocable until this Agreement is terminated and the security interests created hereby are released.

      6.2 Duty of Secured Party. Secured Party's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the UCC or otherwise, shall be to deal with it in the same manner as Secured Party deals with similar property for its own account. Neither Secured Party nor any of its officers, directors, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of Grantor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof. The powers conferred on Secured Party hereunder are solely to protect Secured Party's interests in the Collateral and shall not impose any duty upon Secured Party to exercise any such powers. Secured Party shall be accountable only for amounts that it actually receives as a result of the exercise of such powers, and neither Secured Party nor any of its officers, directors, employees or agents shall be responsible to Grantor for any act or failure to act hereunder, except for Secured Party to the extent that any such act or failure to act is found by a final decision of a court of competent jurisdiction to have resulted from the gross negligence or willful misconduct of such Person.

      6.3 Execution of Financing Statements. Pursuant to any applicable law, Grantor authorizes Secured Party to file or record financing statements and other filing or recording documents or instruments with respect to the Collateral without the signature of Grantor, if permitted by law, in such form and in such offices as Secured Party deems appropriate to perfect the security interests of Secured Party under this Agreement. Grantor authorizes Secured Party to use the collateral description "all personal property" or "all assets" in any such financing statements. Grantor hereby ratifies and authorizes the filing by Secured Party of any financing statement with respect to the Collateral made prior to the date hereof.

                            SECTION 7. MISCELLANEOUS

      7.1 Amendments in Writing. None of the terms or provisions of this Agreement may be waived, amended, supplemented or otherwise modified except in accordance with Section 7.01 of the Note Agreement, provided that any provision of this Agreement imposing obligations on Grantor may be waived by Secured Party in a written instrument executed by Secured Party in accordance with Section
7.01 of the Note Agreement.

      7.2 Notices. All notices, requests and demands to or upon Secured Party or Grantor hereunder shall be effected in the manner provided for in Section 7.02 of the Note Agreement.

      7.3 No Waiver by Course of Conduct; Cumulative Remedies. Secured Party shall not by any act (except by a written instrument pursuant to Section 7.1), delay, indulgence, omission or otherwise be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default. No failure to exercise, nor any delay in exercising, on the part of Secured Party, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by Secured Party of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which Secured Party would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

      7.4 Enforcement Expenses; Indemnification.

            (a) Grantor agrees to pay, or reimburse Secured Party for, all its costs and expenses incurred in enforcing or preserving any rights under this Agreement and the other Debt Documents, including the fees and disbursements of counsel (including the out-of-pocket expenses of in-house counsel) to Secured Party.

            (b) Grantor agrees to pay, and to save Secured Party harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamp, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Agreement.

            (c) Grantor agrees to pay, and to save Secured Party harmless from, any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses or disbursements of any kind or nature whatsoever with respect to the execution, delivery, performance, administration or enforcement of this Agreement as provided pursuant to Section 7.04 of the Note Agreement.

            (d) The agreements in this Section shall survive repayment of the Grantor Obligations and all other amounts payable under the Note Agreement and the other Debt Documents.

      7.5 Successors and Assigns. This Agreement shall be binding upon the successors and assigns of Grantor and shall inure to the benefit of Secured Party and its successors and assigns; provided that Grantor may not assign, transfer or delegate any of its rights or obligations under this Agreement without the prior written consent of Secured Party.

      7.6 Set-Off. Grantor hereby irrevocably authorizes Secured Party at any time and from time to time upon the occurrence and during the continuance of an Event of Default, without prior notice to Grantor, any such notice being expressly waived by Grantor, to set-off and appropriate and apply any and all deposits (general or special, time or demand, provisional or final), in any currency, and any other credits, indebtedness or claims, in any currency, in each case whether direct or indirect, absolute or contingent, matured or unmatured, at any time held or owing by Secured Party or any agency thereof to or for the credit or the account of Grantor, or any part thereof in such amounts as Secured Party may elect, against and on account of the Grantor Obligations of Grantor, in any currency, whether arising hereunder, under the Note Agreement, any other Debt Document or otherwise, as Secured Party or such Secured Party may elect, whether or not Secured Party or any other Secured Party has made any demand for payment and although Grantor Obligations may be contingent or unmatured. Secured Party and each other Secured Party shall notify Grantor promptly of any such set-off and the application made by Secured Party or such Secured Party of the Proceeds thereof, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of Secured Party under this Section 7.6 are in addition to other rights and remedies (including other rights of set-off) which Secured Party may have.

      7.7 Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts (including by telecopy), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

      7.8 Severability. Any provision of this Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

      7.9 Section Headings. The Section headings used in this Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.

      7.10 Integration. This Agreement and the other Debt Documents represent the agreement of Grantor and Secured Party with respect to the subject matter hereof and thereof, and there are no promises, undertakings, representations or warranties by Secured Party relative to subject matter hereof and thereof not expressly set forth or referred to herein or in the other Debt Documents.

      7.11 Acknowledgements. Grantor hereby acknowledges that:

            (a) it has been advised by counsel consisting of its own Partners in the negotiation, execution and delivery of this Agreement and the other Debt Documents;

            (b) Secured Party has no fiduciary relationship with or duty to Grantor arising out of or in connection with this Agreement or any of the other Debt Documents, and the relationship between Grantor, on the one hand, and Secured Party, on the other hand, in connection herewith or therewith is solely that of debtor and creditor; and

            (c) no joint venture is created hereby or by the other Debt Documents or otherwise exists by virtue of the transactions contemplated hereby between Grantor and the Secured Party.

      7.12 Releases.

            (a) At such time as the Debt and other Grantor Obligations shall have been satisfied by full and final payment in cash, the Collateral shall be released from the Liens created hereby, and this Agreement and all obligations (other than those expressly stated to survive such termination) of Secured Party and Grantor hereunder shall terminate, all without delivery of any instrument or performance of any act by any party, and all rights to the Collateral shall revert to Grantor. At the request and sole expense of Grantor following any such termination, Secured Party shall deliver to Grantor any Collateral held by Secured Party hereunder, and execute and deliver to Grantor such documents as Grantor shall reasonably request to evidence such release and termination.

            (b) If any of the Collateral shall be sold, transferred or otherwise disposed of by Grantor in a transaction permitted by the Note Agreement, then Secured Party, at the request and sole expense of Grantor, shall execute and deliver to Grantor all releases or other documents reasonably necessary or desirable for the release of the Liens created hereby on such Collateral.

      7.13 WAIVER OF JURY TRIAL. Each of Grantor and Secured Party hereby, to the maximum extent permitted by law, irrevocably waives all right to trial by jury in any action, proceeding or counterclaim (whether based on contract, tort or otherwise) arising out of or relating to this Agreement or any other Debt Document or the actions of Secured Party in the negotiation, administration, performance or enforcement thereof.

                            [Signature Page Follows]

      IN WITNESS WHEREOF, each of the undersigned has caused this Security Agreement to be duly executed and delivered as of the date first above written.

                          GRANTOR:

                          GILBERT HEINTZ & RANDOLPH LLP


                          By:
                             -------------------------------------------------
                          Name:
                               -----------------------------------------------
                          Title:
                                ----------------------------------------------

                     [Signature Page to Security Agreement]

                          Secured Party:

                          CONGOLEUM CORPORATION

                          By:
                             ------------------------------------------------
                          Name:
                               ----------------------------------------------
                          Title:
                                ---------------------------------------------

                     [Signature Page to Security Agreement]

                                                                         Annex A

                             INSTRUCTIONS AGREEMENT

      Reference is made to that certain Security Agreement, dated as of October ___, 2006 (the "Security Agreement"), made by Gilbert Heintz & Randolph LLP, a District of Columbia limited liability partnership ("Grantor"), in favor of Congoleum Corporation. Unless otherwise defined herein, terms defined in the Security Agreement and used herein shall have the meanings given to them in the Security Agreement.

      WHEREAS, it is a condition precedent to the effectiveness of the Note Agreement that the undersigned Issuer shall execute and deliver this Instructions Agreement to Secured Party;

      NOW, THEREFORE, in consideration of the premises and to induce Secured Party to enter into the Note Agreement, the undersigned Issuer hereby agrees with Secured Party, that it will comply with the instructions originated by Secured Party with respect to the Pledged Capital Stock issued by it without further consent of Grantor as pledgor thereof, which instructions must be in writing and state that an Event of Default has occurred and is continuing.

      IN WITNESS WHEREOF, the undersigned has caused this Instructions Agreement to be duly executed and delivered as of the date first above written.

                          ISSUER:
                          [NAME]
                          By:
                              --------------------------------------------------
                          Name:
                          Title:

                         [DEBTOR TO COMPLETE SCHEDULES]

                                                                      Schedule 1
                                                                      ----------

                              PLEDGED CAPITAL STOCK

                                      None

                                                                      Schedule 2
                                                                      ----------

                            FILINGS AND OTHER ACTIONS
                     REQUIRED TO PERFECT SECURITY INTERESTS


                                   UCC Filings
                                   -----------

                 Recorder of Deeds for the District of Columbia


                  Actions with respect to Pledged Capital Stock
                  ---------------------------------------------

                                 Not applicable

                                                                      Schedule 3
                                                                      ----------

             JURISDICTION OF ORGANIZATION, IDENTIFICATION NUMBER AND
                       LOCATION OF CHIEF EXECUTIVE OFFICE

----------------------------------------------------------------------------------------------------------------------
                 Grantor                       Jurisdiction of          Charter               Location of Chief
                                                Organization         Identification            Executive Office
                                                                         Number
----------------------------------------------------------------------------------------------------------------------
      GILBERT HEINTZ & RANDOLPH LLP        District of Columbia        [needed]           1100 New York Avenue, NW,
                                                                                          Suite 700
                                                                                          Washington, DC 20005
----------------------------------------------------------------------------------------------------------------------

                                                                    Schedule 3.9
                                                                    ------------

                              INTELLECTUAL PROPERTY
                              ---------------------

                                      None

                                                                   Schedule 3.10
                                                                   -------------

                                DEPOSIT ACCOUNTS
                                ----------------

                           [to be completed by Debtor]

                                                                   Schedule 3.11
                                                                   -------------

                             COMMERCIAL TORT CLAIMS
                             ----------------------

                                      None

                                   Schedule 4
                                   ----------

                 ADDITIONAL LOCATIONS OF INVENTORY AND EQUIPMENT

                 All located at office specified in Schedule 3.

       VEHICLES (Please indicate whether each vehicle is owned or leased)

               [Debtor to complete information regarding vehicles]